EXHIBIT 10.53

AMENDMENT NUMBER TWO TO
THE METLIFE DEFERRED COMPENSATION PLAN FOR OFFICERS
(AS AMENDED AND RESTATED AS OF NOVEMBER 1, 2003) (THE "PLAN")

The Plan is hereby amended in the manner set forth below:

1. The final sentence of Section 8 is amended to read as follows:

Notwithstanding the foregoing, no Matching Contributions shall be credited in favor of a Participant during the suspension of such Participant's deferrals pursuant to Section 4.6 of this Plan, no Matching Contributions shall be credited in favor of a Participant to the extent such Matching Contributions would not have been vested under SIP as of December 31, 2004, and such Matching Contributions that would vest after December 31, 2004 shall be credited as provided under the MetLife Leadership Deferred Compensation Plan and not under this Plan.

2. This Amendment will be effective immediately upon execution.

3. Except as otherwise expressly provided herein, the Plan (including any amendments thereto) shall continue in full force and effect without amendment.

IN WITNESS WHEREOF, this amendment is approved.

PLAN ADMINISTRATOR

/s/ Margery Brittain
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Date: 12/14/05
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Witness: /s/ Rose Alston
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